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                          REGISTRATION RIGHTS AGREEMENT

                          Dated as of February 5, 1999

                                  by and among

                             Holmes Products Corp.,
               the Guarantors Named on the Signature Pages Hereto

                                       and

                       BancBoston Robertson Stephens Inc.,
                              Lehman Brothers Inc.





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         This Registration Rights Agreement (this "Agreement") is made and entered into as of February 5, 1999 by and among Holmes Products Corp., a Massachusetts corporation (the "Company"), Holmes Manufacturing Corp., Holmes Air (Taiwan) Corp., Holmes Motor Corporation (together, the "Guarantors"), and BancBoston Robertson Stephens Inc. and Lehman Brothers Inc. (together, the "Initial Purchasers"), who have agreed to purchase the Company's 9 7/8% Series C Senior Subordinated Notes due 2007 (the "Series C Notes") pursuant to the Purchase Agreement (as defined below).

         This Agreement is made pursuant to the Purchase Agreement, dated January 29, 1999 (the "Purchase Agreement"), by and among the Company, the Guarantors and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Series C Notes, the Company and the Guarantors have agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 8 of the Purchase Agreement.

         The parties hereby agree as follows:

SECTION 1.                 DEFINITIONS

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         Acquisition: The acquisition by the Company of Rival pursuant to the Merger Agreement.

         Act:  The Securities Act of 1933, as amended.

         Broker-Dealer:  Any broker or dealer registered under the Exchange Act.

         Closing Date:  The date of this Agreement.

         Commission:  The Securities and Exchange Commission.

         Consummate: An Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Series D Notes to be issued in the Exchange Offer, (b) the maintenance of such Registration Statement as continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (c) the delivery by the Company to the Registrar under the Indenture of Series D Notes in the same aggregate principal amount as the aggregate principal amount of Series C Notes that were tendered by Holders thereof pursuant to the Exchange Offer.

         Damages Payment Date: With respect to the Series C Notes, each Interest Payment Date.

         Effectiveness Target Date:  As defined in Section 5.

         Exchange Act:  The Securities Exchange Act of 1934, as amended.



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

         Exchange Offer: The registration by the Company under the Act of the Series D Notes pursuant to the Exchange Offer Registration Statement pursuant to which the Company offers the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Series D Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

         Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

         Exempt Resales: The transactions in which the Initial Purchasers propose to sell the Series C Notes to (a) certain other "qualified institutional buyers," as such term is defined in Rule 144A under the Act and (b) non-U.S. persons outside the United States in reliance upon Regulation S under the Act.

         Holders:  As defined in Section 2(b) hereof.

         Indenture: The Indenture, dated as of February 5, 1999, among the Company, the Guarantors and State Street Bank and Trust Company, as trustee (the "Trustee"), pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

         Interest Payment Date:  As defined in the Indenture and the Notes.

         Merger Agreement: Agreement and Plan of Merger, dated as of December 17, 1998, among the Company, Moriarty Acquisition Corp., a wholly owned subsidiary of the Company, and Rival.

         NASD:  National Association of Securities Dealers, Inc.

         Notes:  The Series C Notes and the Series D Notes.

         Person: An individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         Prospectus: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

         Record Holder: With respect to any Damages Payment Date relating to Notes, each Person who is a Holder of Notes as listed on the books of the Trustee as of the close of business on the record date with respect to the Interest Payment Date corresponding to such Damages Payment Date.

         Registration Default:  As defined in Section 5 hereof.




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         Registration Statement: Any registration statement of the Company relating to (a) an offering of Series D Notes pursuant to an Exchange Offer or
(b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

         Series D Notes: The Company's 9 7/8% Series B Senior Subordinated Notes due 2007 to be issued pursuant to the Indenture (a) in the Exchange Offer or (b) pursuant to a Shelf Registration Statement, in each case, in exchange for Series C Notes.

         Shelf Filing Deadline:  As defined in Section 4 hereof.

         Shelf Registration Statement:  As defined in Section 4 hereof.

         TIA: The Trust Indenture Act of 1939, as amended (15 U.S.C. Section 77aaa-77bbbb), as in effect on the date of the Indenture.

         Transfer Restricted Securities: Each Note, until the earliest to occur of (a) the date on which such Note is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (b) the date on which such Note has been effectively registered under the Act and disposed of in accordance with a Shelf Registration Statement and (c) the date on which such Note is first eligible to be distributed to the public pursuant to Rule 144 under the Act or by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein).

         Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

SECTION 2. SECURITIES SUBJECT TO THIS AGREEMENT

         (a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

         (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

SECTION 3. REGISTERED EXCHANGE OFFER

         (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), the Company and the Guarantors shall (i) cause to be filed with the Commission on or prior to 90 days after the Closing Date, the Exchange Offer Registration Statement, (ii) use their best efforts to cause such Exchange Offer Registration Statement to become effective on or prior to 150 days after the Closing Date, (iii) in connection with the foregoing, file (A) all pre-effective






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amendments to such Exchange Offer Registration Statement as may he necessary in order to cause such Exchange Offer Registration Statement to become effective,
(B) if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings in connection with the registration and qualification of the Series D Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Exchange Offer Registration Statement, commence and Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Series D Notes to be offered in exchange for the Transfer Restricted Securities and to permit resales of Notes held by Broker-Dealers as contemplated by Section 3(c) below.

         (b) The Company shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 business days. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Notes shall be included in the Exchange Offer Registration Statement. The Company shall use its best efforts to cause the Exchange Offer to be Consummated on or prior to 30 business days after the Exchange Offer Registration Statement has become effective.

         (c) The Company shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Broker-Dealer who holds Series C Notes that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company) may exchange such Series C Notes pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with any resales of the Series D Notes received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Notes held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

         The Company and the Guarantors shall use their best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of Notes acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from





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time to time, for a period of one year from the date on which the Exchange Offer
Registration Statement is declared effective.

         The Company shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such one-year period in order to facilitate such resales.

SECTION 4. SHELF REGISTRATION

         (a) Shelf Registration. If (i) the Company and the Guarantors are not required to file an Exchange Offer Registration Statement or permitted to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with) or (ii) if any Holder of Transfer Restricted Securities notifies the Company on or prior to the 20th business day following the Consummation of the Exchange Offer (A) that such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or
(B) that such Holder may not resell the Series D Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) that such Holder is a Broker-Dealer and holds Series C Notes acquired directly from the Company or one of its affiliates, then the Company and the Guarantors shall:

                  (x) Use their best efforts to file a shelf registration statement with the Commission pursuant to Rule 415 under the Act, which may be an amendment to the Exchange Offer Registration Statement (in any event, the "Shelf Registration Statement") on or prior to the earliest to occur of (1) the 90th day after the date on which the Company and the Guarantors determine that they are not required to file the Exchange Offer Registration Statement and (2) the 90th day after the date on which the Company receives notice from a Holder of Transfer Restricted Securities as contemplated by clause (ii) above (such earliest date being the "Shelf Filing Deadline"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to) Section 4(b) hereof; and

                  (y) Cause such Shelf Registration Statement to be declared effective by the Commission on or prior to the 150th day after the Shelf Filing Deadline.

The Company and the Guarantors shall use their best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Notes by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, until the earlier to occur of (i) the date all of the Transfer Restricted Securities registered under such Shelf Registration Statement have been sold and
(ii) the second anniversary following the Closing Date.




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         (b) Provision by Holders of Certain Information in Connection with the
Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages pursuant to Section 5 hereof unless and until such Holder shall have used its best efforts to provide all such reasonably requested information. Each Holder of Notes as to which any Shelf Registration Statement is being effected, by its participation in the Shelf Registration Statement, shall be deemed to agree to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

SECTION 5. LIQUIDATED DAMAGES

         If (a) any of the Registration Statements required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (b) any of such Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the "Effectiveness Target Date"), (c) the Exchange Offer has not been Consummated within 30 business days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (d) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses (a) through (d), a "Registration Default"), as the sole remedy for such Registration Defaults, the Company and the Guarantors hereby jointly and severally agree to pay liquidated damages to each Holder of Transfer Restricted Securities affected thereby with respect to the first 90-day period immediately following the occurrence of the first Registration Default, in an amount equal to $.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues. The amount of the liquidated damages shall increase by an additional $.05 per week per $1,000 principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults affecting such Holder have been cured, up to a maximum amount of liquidated damages of $.50 per week per $1,000 principal amount of Transfer Restricted Securities for each week or portion thereof that the Registration Default continues. All accrued liquidated damages shall be paid by the Company on each Damages Payment Date to Record Holders by wire transfer of immediately available funds or by federal funds check and to Holders of Certificated Securities by wire transfers to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified on each Damages Payment Date, as provided in the Indenture. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of liquidated damages with respect to such Transfer Restricted Securities will cease.





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         All obligations of the Company and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

SECTION 6. REGISTRATION PROCEDURES

         (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company and the Guarantors shall comply with all of the provisions of Section 6(c) below, shall use their best efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

                  (i) If in the reasonable opinion of counsel to the Company there is a question as to whether the Exchange Offer is permitted by applicable law, the Company and the Guarantors hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Company and the Guarantors to Consummate an Exchange Offer for such Series C Notes. Each of the Company and the Guarantors hereby agrees to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. Each of the Company and the Guarantors hereby agrees, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a resolution (which need not be favorable) by the Commission staff of such submission.

                  (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation thereof, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company or any Guarantor,
         (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Series D Notes to be issued in the Exchange Offer and (C) it is acquiring the Series D Notes in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Company's preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a







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         secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Series D Notes obtained by such Holder in exchange for Series C Notes acquired by such Holder directly from the Company.

                  (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall provide a supplemental letter to the Commission (A) stating that the Company and the Guarantors are registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) and, if applicable, any no-action letter obtained pursuant to clause (i) above and (B) including a representation that neither the Company nor any of the Guarantors has entered into any arrangement or understanding with any Person to distribute the Series D Notes to be received in the Exchange Offer and that, to the best of the Company's and the Guarantors' information and belief, each Holder participating in the Exchange Offer is acquiring the Series D Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series D Notes received in the Exchange Offer.

         (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Company and the Guarantors shall comply with all the provisions of Section 6(c) below and shall use their best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

         (c) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Notes by Broker-Dealers), the Company and the Guarantors shall:

                  (i) use their best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Act or any regulation thereunder, financial statements of the Guarantors) for the period specified in
         Section 3 or 4 hereof, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or
         (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use their best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;





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                  (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                  (iii) advise the underwriter(s), if any, and selling Holders (in the case of a Shelf Registration Statement) promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective,
         (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company and the Guarantors shall use their reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                  (iv) furnish to each of the selling Holders and each of the underwriter(s), if any, before filing with the Commission, copies of any Shelf Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review and comment of such Holders and underwriter(s), if any, for a period of at least three business days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or







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         Prospectus (including all such documents incorporated by reference) to which a selling Holder of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object within three business days after the receipt thereof. An objection from a selling Holder or underwriter, if any, shall be deemed to be reasonable if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission or fails to comply with the applicable requirements of the Act;

                  (v) promptly prior to the filing of any document that is to be incorporated by reference into a Shelf Registration Statement or Prospectus, provide copies of such document to the selling Holders and to the underwriter(s), if any, make the Company's representatives available (and representatives of the Guarantors) for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;

                  (vi) make available at reasonable times for inspection by the selling Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and the Guarantors and cause the Company's and the Guarantors' officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness;

                  (vii) if requested by any selling Holders or the underwriter(s), if any, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

                  (viii) cause the Transfer Restricted Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Notes covered thereby or the underwriter(s), if any;

                  (ix) furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                  (x) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company and the Guarantors hereby consent to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                  (xi) enter into such agreements (including an underwriting agreement on customary terms), and make such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Shelf Registration Statement contemplated by this Agreement, all to such extent as may be reasonably requested by the Initial Purchasers or by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Shelf Registration Statement contemplated by this Agreement: and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, in connection with any Shelf Registration Statement, the Company and the Guarantors shall:

                           (A) furnish to each selling Holder and each
                  underwriter, if any, in such substance and scope as they may request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the effectiveness of the Shelf Registration Statement:

                                    (1) a certificate, dated the date of
                           effectiveness of the Shelf Registration Statement, signed by (x) the President or any Vice President and
                           (y) a principal financial or accounting officer of each of the Company and the Guarantors, confirming, as of the date thereof, the matters set forth in paragraphs (a), (b), (c) and (d) of Section 8 of the Purchase Agreement and such other matters as such parties may reasonably request;

                                    (2) an opinion, dated the date of
                           effectiveness of the Shelf Registration Statement, of counsel for the Company and the Guarantors, covering the matters set forth in the opinion rendered pursuant to paragraph (f) of Section 8 of the Purchase Agreement, as applicable, and such other matters as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company and the Guarantors, representatives of the independent public accountants for the Company, the Initial Purchasers' representatives and the Initial Purchasers' counsel in connection with the preparation of such Shelf Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to the extent such counsel deems appropriate upon facts provided to such counsel by officers and other representatives of the Company and the Guarantors and without independent verification of such facts), no facts came to such counsel's attention that caused such counsel to believe that the applicable Shelf Registration Statement, at the time such Shelf Registration Statement or any post-effective amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Shelf Registration Statement as of its date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Shelf Registration Statement contemplated by this Agreement or the related Prospectus; and

                                    (3) a customary comfort letter, dated as of
                           the date of effectiveness of the Shelf Registration Statement from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 8 of the Purchase Agreement, without exception;

                           (B) set forth in full or incorporate by reference in
                  the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

                           (C) deliver such other documents and certificates as
                  may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause
                  (xi), if any.

         If at any time the representations and warranties of the Company and the Guarantors contemplated in clause (A)(l) above cease to be true and correct, the Company or the Guarantors shall so advise the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

                  (xii) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s) may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that neither the Company nor any of the Guarantors shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                  (xiii) shall issue, upon the request of any Holder of Series C Notes covered by the Shelf Registration Statement, Series D Notes, having an aggregate principal amount equal to the aggregate principal amount of Series C Notes surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Series D Notes to be registered in the name of such Holder or in the name of the purchaser(s) of such Notes, as the case may be; in return, the Series C Notes held by such Holder shall be surrendered to the Company for cancellation;

                  (xiv) cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

                  (xv) use their reasonable best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (viii) above;

                  (xvi) if any fact or event contemplated by clause (c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (xvii) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depositary Trust Company;

                  (xviii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;

                  (xix) otherwise use their best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

                  (xx) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use their best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

                  (xxi) cause all Transfer Restricted Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the Holders of a majority in aggregate principal amount of Series C Notes or the managing underwriter(s), if any.

         Each Holder shall be deemed to agree by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or shall have received the Advice.

SECTION 7. REGISTRATION EXPENSES

         (a) All expenses incident to the Company's or the Guarantors' performance of or compliance with this Agreement will be borne by the Company and the Guarantors, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchasers or Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates or the Series D Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company, the Guarantors and, subject to Section 7(b) below, the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance); provided, however, the foregoing shall exclude underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of the Notes by a Holder.

         The Company and the Guarantors will, in any event, bear their internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

         (b) In connection with any Shelf Registration Statement required by this Agreement, the Company and the Guarantors will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being registered pursuant to the Shelf Registration Statement for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins or such other counsel as may be chosen by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities for whose benefit such Shelf Registration Statement is being prepared.

SECTION 8. INDEMNIFICATION

         (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless (i) each Holder, (ii) each person, if any, who controls any Holder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of each Holder or any controlling person to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to) make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to any Holder furnished to the Company in writing by or on behalf of such Holder expressly for use therein. This indemnity agreement will be in addition to any liability which the Company and the Guarantors may otherwise have, including under this Agreement. The indemnification contained in this paragraph (a) with respect to any Registration Statement or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) shall not inure to the benefit of any Holder (or to the benefit of any person controlling such Holder) on account of any such loss, liability, claim, damage or expense (i) arising from the sale of the Notes by such Holder to any person if a copy of the Registration Statement shall not have been delivered or sent to such person, at or prior to the written confirmation of such sale, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the Registration Statement or Prospectus was corrected in the Registration Statement or Prospectus (as amended or supplemented), provided that the Company has delivered the Registration Statement or Prospectus (as amended or supplemented) to the Holders in requisite quantity on a timely basis to permit such delivery or sending or
(ii) resulting from the use by such Holder of any Registration Statement or Prospectus, or any amendment or supplement thereto, when, under Section 6 hereof such Holder was not permitted to do so; provided that the exceptions in clauses
(i) and (ii) shall not affect the indemnity with respect to any other Holder not otherwise subject to such exceptions.

         (b) Each Holder, by its participation in the Exchange Offer or Shelf Registration Statement, shall be deemed to acknowledge and agree, severally and not jointly, to indemnify and hold harmless (i) the Company and the Guarantors,
(ii) each person, if any, who controls the Company and the Guarantors within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of each of them, or any controlling person, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to) reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to any Holder furnished to the Company in writing by or on behalf of such Holder expressly for use therein; provided, however, that in no case shall any Holder be liable or responsible for any amount in excess of the dollar amount of the proceeds received by such Holder upon the sale of the Notes giving rise to such indemnification obligation. This indemnity will be in addition to any liability which any Holder may otherwise have, including under this Agreement.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded, based upon the advice of counsel, that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or
(b) above shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent; provided, however, that such consent was not unreasonably withheld.

         (d) In order to provide for contribution in circumstances in which the indemnification provided for in this Section 8 is for any reason held to be unavailable or is insufficient to hold harmless a party indemnified hereunder, the Company and the Guarantors, on the one hand, and each Holder (who shall be deemed to agree to these terms by its participation in the Exchange Offer or the Shelf Registration Statement), on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company and the Guarantors, any contribution received by the Company and the Guarantors from persons, other than the Holders, who may also be liable for contribution, including persons who control the Company and the Guarantors within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) to which the Company, the Guarantors and such Holder may he subject, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on one hand, and such Holder, on the other hand, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in this
Section 8, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Guarantors, on the one hand, and such Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on one hand, and each Holder, on the other hand, shall be deemed to be in the same proportion as (i) the total proceeds from the offering of the Notes (net of discounts but before deducting expenses) received by the Company and the Guarantors and (ii) the total proceeds received by such Holder upon the sale of the Notes giving rise to) such indemnification obligation. The relative fault of the Company and the Guarantors, on the one hand, and of each Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantors or such Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Guarantors agree and the Holders shall be deemed to agree by their participation in the Exchange Offer or the Shelf Registration Statement that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rota allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 8(d), (i) in no case shall any Holder be required to contribute any amount in excess of the dollar amount by which the proceeds received by such Holder upon the sale of the Notes exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8(d), (A) each person, if any, who controls any Holder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of each Holder or any controlling person shall have the same rights to contribution as such Holder, and each person, if any, who controls the Company and the Guarantors within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Company and the Guarantors, subject in each case to clauses (i) and (ii) of this Section 8(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8(d) notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8(d) or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent; provided, however, that such written consent was not unreasonably withheld.

SECTION 9. RULE 144A

         The Company and the Guarantors hereby agree with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

SECTION 10. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

         No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

SECTION 11. SELECTION OF UNDERWRITERS

         The Holders of Transfer Restricted Securities covered by a Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.

SECTION 12. CUSIP NUMBER

         In the event that the Company can obtain a single CUSIP number for the Series D Notes without (a) failing to comply with any of its obligations under the United States Internal Revenue Code of 1986, as amended, and (b) imposing an undue financial burden on the Company, the Company shall use commercially reasonable efforts to obtain a single CUSIP number from the CUSIP Service Bureau for the Series D Notes. This Section 12 shall not be deemed to require the Company to seek a ruling or a determination from the Internal Revenue Service. The Initial Purchasers shall give reasonable assistance to the Company in complying with its obligations under this Section 12.

SECTION 13. MISCELLANEOUS

         (a) Remedies. The Company and the Guarantors agree that monetary damages (including the liquidated damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) No Inconsistent Agreements. The Company and the Guarantors will not, on or after the date of this Agreement, enter into any agreement with respect to their respective securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. As of the date hereof, there is no agreement in effect wherein the Company or any of the Guarantors has granted registration rights with respect to its securities to any Person that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

         (c) Adjustments Affecting the Notes. Neither the Company nor any Guarantor will take any action, or permit any change to occur, with respect to the terms of the Notes that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

         (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not he given unless the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered.

         (e) Notices. All notices and other communications provided for or permitted hereunder shall he made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                  (ii) if to the Company or any of the Guarantors:

                          Holmes Products Corp.
                          233 Fortune Boulevard
                          Milford, Massachusetts 01757
                          Telecopy No.: (508) 634-1847
                          Attention: Ira B. Morgenstern
                          Senior Vice President - Finance

                   With copies to:

                          Posternak, Blankstein & Lund, L.L.P.
                          100 Charles River Plaza
                          Boston, Massachusetts 02114
                          Telecopy No.: (617) 367-2315
                          Attention: Donald H. Siegel, P.C.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

         (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

         (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

         (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (k) Entire Agreement. This Agreement, together with the other Operative Documents (as defined in the Purchase Agreement), is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.



                            [signature page follows]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        HOLMES PRODUCTS CORP.


                                        By: /s/ Ira B. Morgenstern
                                            --------------------------------
                                            Name:  Ira B. Morgenstern
                                            Title: Senior Vice President-Finance


                                        HOLMES MANUFACTURING CORP.


                                        By: /s/ Ira B. Morgenstern
                                            --------------------------------
                                            Name:  Ira B. Morgenstern
                                            Title: Senior Vice President-Finance


                                        HOLMES AIR (TAIWAN) CORP.


                                        By: /s/ Ira B. Morgenstern
                                            --------------------------------
                                            Name:  Ira B. Morgenstern
                                            Title: Senior Vice President-Finance


                                        HOLMES MOTOR CORPORATION


                                        By: /s/ Ira B. Morgenstern
                                            --------------------------------
                                            Name:  Ira B. Morgenstern
                                            Title: Senior Vice President-Finance


                                        THE RIVAL COMPANY


                                        By: /s/ Ira B. Morgenstern
                                            --------------------------------
                                            Name:  Ira B. Morgenstern
                                            Title: Senior Vice President-Finance

                                        PATTON ELECTRIC COMPANY, INC.


                                        By: /s/ Ira B. Morgenstern
                                            --------------------------------
                                            Name:  Ira B. Morgenstern
                                            Title: Senior Vice President-Finance


                                        PATTON BUILDING PRODUCTS, INC.


                                        By: /s/ Ira B. Morgenstern
                                            --------------------------------
                                            Name:  Ira B. Morgenstern
                                            Title: Senior Vice President-Finance


                                        RIVAL CONSUMER SALES CORPORATION


                                        By: /s/ Ira B. Morgenstern
                                            --------------------------------
                                            Name:  Ira B. Morgenstern
                                            Title: Senior Vice President-Finance

                                        BANCBOSTON ROBERTSON STEPHENS INC.


                                        By: /s/ David N. Weinstein
                                            --------------------------------
                                            Name:  David N. Weinstein
                                            Title: Managing Director

                                        LEHMAN BROTHERS INC.


                                        By: /s/ John Russell
                                            --------------------------------
                                            Name:  John Russell
                                            Title: Managing Director